SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 31, 2005
Date of Report (Date of Earliest Event Reported)

Commission file number 1-4171

KELLOGG COMPANY

(Exact Name of Registrant as Specified in its Charter)

State of Incorporation — Delaware IRS Employer Identification No. 38-0710690

ONE KELLOGG SQUARE
BATTLE CREEK, MICHIGAN 49016-3599
(Address of principal executive offices) (including zip code)

Registrant’s telephone number: 269-961-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release dated January 31, 2005

Item 2.02. Results of Operations and Financial Condition

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 31, 2005, Kellogg Company issued a press release announcing financial results for the period ended January 1, 2005, a copy of which is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kellogg Company
(Registrant)

Dated: January 31, 2005	By /s/ Jeffrey M. Boromisa
Jeffrey M. Boromisa
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press release dated January 31, 2005 issued by Kellogg Company.